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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): August 6, 1999


                 CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as
              depositor under the Pooling and Servicing Agreement,
                 dated as of August 10, 1999, providing for the
                issuance of Chase Commercial Mortgage Securities
             Corp.'s Commercial Mortgage Pass-Through Certificates,
                                 Series 1999-1).


                   Chase Commercial Mortgage Securities Corp.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


     New York                        333-81595               13-3728743
----------------------------        ------------       -------------------
(State of Other Jurisdiction        (Commission          (I.R.S. Employer
  of Incorporation)                 File Number)       Identification No.)

                   270 Park Avenue
                  New York, New York                        10017-2070
                 --------------------                     ------------
                (Address of Principal                      (Zip Code)
                 Executive Offices)


        Registrant's telephone number, including area code (212) 270-6000

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


Item 5.       Other Events.
------        -------------
Filing of Computational Materials
---------------------------------

     In connection with the offering of the Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 1999-1, First Union Capital Markets Corp. ("FUCMC") and Chase Securities Inc. ("CSI" and together with FUCMC, the "Underwriters"), have prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although Chase Commercial Mortgage Securities Corp. (the "Company") provided FUCMC and CSI with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, which are listed as Exhibit 99 hereto, are being filed in paper format on Form SE dated August 6, 1999 pursuant to a continuing hardship exemption issued by the Securities and Exchange Commission.











--------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of the Company, relating to its Commercial Mortgage Pass-Through Certificates, Series 1999-1.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.
              -----------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99 Computational Materials filed on Form SE dated August 6, 1999.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.




                                       By:  /s/ Geoffrey Souter
                                            -----------------------------
                                            Name:  Geoffrey Souter
                                            Title:    Assistant Vice President



Dated:    August 6, 1999

                                  Exhibit Index
                                  -------------


Exhibit                                                                  Page
-------                                                                  ----
99       Computational Materials filed on Form SE dated                    6
                  August 6, 1999.



                               EXHIBIT 99
                               ----------

         Computational Materials filed on Form SE dated August 6, 1999.

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599




                                                            August 10, 1999


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


                  Re: Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1999-1
                        ----------------------------------------------

Ladies and Gentlemen:

         On behalf of Chase Commercial Mortgage Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                               Very truly yours,

                                               / s / TaeHun Kim

                                               TaeHun Kim




Enclosure